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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 2

                              To Transfer Agreement


         This Amendment made as of this 29th day of March, 2000 between UCAR Carbon Company Inc. ("UCAR") and UCAR Graph-Tech Inc. ("Graph-Tech").

         WHEREAS, UCAR. did enter into a Transfer Agreement with Graph-Tech effective January 1, 2000, (the "Transfer Agreement");

         WHEREAS, the parties wish to amend the Transfer Agreement to provide for the transfer of cash-on-hand as of January 1, 2000; and

         WHEREAS, Graph-Tech wishes to assume and accept the liability and assets associated with the pension funds to which the Employees, as defined in the Transfer Agreement, may be entitled under the UCAR Carbon Retirement Trust identified in Schedule I to the Transfer Agreement as the UCAR Carbon Retirement Plan;

         THEREFORE in consideration of the premises and the mutual covenants set forth herein, the parties agree to amend the Transfer Agreement as follows:

         1. Effective January 1, 2000, Section 1.1 of the Transfer Agreement is hereby amended to add the following:

         (xi) all cash as shown on the balance sheet of the Business as of January 1, 2000.

         (xii) all pension funds, contained within the UCAR Carbon Retirement Trust, to which the Employees, transferred pursuant to Section 4.1 of the Transfer Agreement, may be entitled. UCAR shall provide a detailed accounting of the funds and liabilities to be transferred to Graph-Tech. The total of the funds transferred shall match or exceed the total of all liabilities, fixed and/or contingent, vested or unvested, which are transferred to Graph-Tech.


         2. Effective January 1, 2000, Section 1.2 of the Transfer Agreement is hereby amended to delete Section 1.2 (i) and to modify Section 1.2 (ii) to delete any reference to pension funds.

         3. Effective January 1, 2000, Section 3.2 of the Transfer Agreement is hereby
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amended to add the following:

         (d) Except to the extent Transferor shall continue to administer the Graph-Tech funds within the UCAR Carbon Retirement Trust, Transferee shall assume all obligations and liabilities associated with the pension plan.

4. Effective January 1, 2000, Section 4.1 of the Transfer Agreement is hereby amended and revised as follows:

         The following language is deleted:

                  "Effective as of the Closing and until such time as the Board of Directors of the Transferee may determine otherwise, all Employees and other employees of Transferee shall participate in the Retirement Program Plan for Employees of UCAR Carbon Company and its Participating Subsidiary Companies, the Savings Plan for Employees of UCAR Carbon Company and Participating Subsidiary Companies, as well as those other benefit plans identified in Schedule I hereto for so long as Transferee is a subsidiary of Transferor or its assigns and provided Transferor or its assigns continue to maintain such plan or plans."

         The following language is added in its place:

                  "Effective as of the Closing and until such time as the Board of Directors of the Transferee may elect to modify the pension, savings and other funded employee benefit plans of Graph-Tech, all Employees and other employees of Transferee shall participate in the UCAR Carbon Retirement Trust, administered by UCAR, the UCAR Carbon Savings, as well as those other benefit plans identified in Schedule I of the Transfer Agreement for so long as Transferee is a subsidiary of Transferor or its assigns and provided Transferor or its assigns continue to maintain such plan or plans. UCAR shall hold the Graph-Tech pension funds in trust for the benefit of Graph-Tech and administer those funds within the framework of the UCAR Carbon Retirement Trust and pursuant to the Employee Benefits and Services Agreement."

5. The parties shall execute all documentation and obtain all consents necessary to effectuate this transaction.

6. The remaining terms of the Transfer Agreement shall remain in full effect.

UCAR CARBON COMPANY INC.                    UCAR GRAPH-TECH INC.


By:      /s/ Erick Asmussen                 By:      /s/ John J. Wetula
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Title:   Controller                         Title:   President